Exhibit 10.2

Execution Version

FORBEARANCE AGREEMENT

THIS FORBEARANCE AGREEMENT (this “Agreement”) is made as of this 30th day of September, 2015 (the “Execution Date”) by and between CALM WATERS PARTNERSHIP, a Wisconsin General Partnership (“Lender”), on the one hand, and ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD., a Nevada corporation (“Borrower”) on the other hand. Lender and Borrower shall be collectively referred to as the “Parties” and each as a “Party”. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement (defined below).

RECITALS

WHEREAS, on April 27, 2015, Borrower entered into that certain Credit Agreement, dated April 27, 2015 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”) with Lender pursuant to which Lender provided a Term Loan to Borrower in the original principal amount of $35,000,000;

WHEREAS, pursuant to Amendment No. 1 to Credit Agreement, dated June 26, 2015, Borrower and Lender amended the Credit Agreement to (i) increase the aggregate principal amount of the Term Loan thereunder by $6,000,000 and (ii) extend the due date of certain post-Closing obligations of Borrower;

WHEREAS, the indebtedness of Borrower to Lender is evidenced by promissory notes in the original aggregate principal amount of $41,000,000 (as amended, restated or otherwise modified from time to time, the “Notes”);

WHEREAS, under the terms of the Credit Agreement and the Notes, Borrower is required to pay to Lender a quarterly interest payment in the amount of $1,251,251.14 on September 30, 2015 (the “September 2015 Interest Payment”);

WHEREAS, Borrower has requested that Lender agree to forbear, for a period of 18 months, from enforcing Lender’s rights to collect the September 2015 Interest Payment in cash and accept warrants to purchase shares of Borrower’s common stock in exchange for such temporary forbearance with regard to collection of the September 2015 Interest Payment and Lender has agreed to do so under the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the mutual undertakings set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

        1.           Acknowledgements. Borrower hereby acknowledges, ratifies, admits, stipulates, and agrees, without precondition or qualification, as follows:

(a)          Each of the recitals contained above in this Agreement is true, correct and complete in all material respects.

(b)          Borrower entered into the Loan Documents (to which it is a party) and is entering into this Agreement of its own free will, without coercion or threat of any kind from Lender or from any other person, fully understanding the terms thereof and hereof (including the waiver of certain material rights afforded by law).

(c)          Except as specifically modified by this Agreement, each of the Loan Documents are in full force and effect in accordance with their terms and constitute legal, valid and binding obligations of Borrower, and are enforceable in accordance with their respective terms.

(d)          The liens and security interests granted to Lender pursuant to the terms of the Security Documents are all legal, valid, binding and enforceable by Lender in accordance with the terms of the Loan Documents.

(e)          The amount owed to Lender is as follows: (i) as of September 30, 2015, the principal amount of Forty One Million Dollars ($41,000,000), (ii) as of September 30, 2015 accrued and unpaid interest in the amount of $1,251,251.14; (iii) interest accruing in accordance with the Loan Documents and this Agreement subsequent to this date; (iv) fees payable in accordance with the Credit Agreement and this Agreement subsequent to this date; and (v) all costs and expenses of Lender required to be paid pursuant to the Credit Agreement and this Agreement, including, without limitation, all attorney’s fees (collectively, the “Obligations”).

(f)          Except as specifically modified by this Agreement, Borrower’s obligation to repay all of the Obligations to Lender has not been released or forgiven, is a legal, valid and binding obligation of Borrower, is unconditional and is without defense, counterclaim, recoupment or offset whatsoever.

(g)         Lender and Borrower shall derive material benefit by virtue of the execution and delivery of this Agreement and the performance of the Parties’ obligations hereunder.

          2.         Reaffirmation of Obligations. Borrower reaffirms and ratifies that it is indebted and obligated to Lender in an amount equal to all of the amounts due and to become due under the terms of the Loan Documents. Borrower reaffirms and ratifies that interest shall continue to accrue on and forms a part of the Obligations pursuant to the terms of the Loan Documents. Borrower reaffirms and ratifies that, pursuant to the terms of the Loan Documents, it is liable to pay or reimburse applicable costs, fees and reasonable attorneys’ fees and expenses incurred by Lender, all of which form a part of the Obligations. Borrower promises to pay to the order of Lender the Obligations in accordance with the Loan Documents, except as specifically modified by the terms hereof. All of the Obligations shall survive the expiration of the Forbearance Period (as that term is defined below) and are secured under the terms of the Loan Documents (as applicable) and any other documents, instruments, or agreements pursuant to which Borrower may, from time to time, grant to Lender as collateral security for the Obligations.

          3.         Conditions Precedent to Forbearance. Lender shall not be obligated under this Agreement, and the terms of this Agreement shall not be binding on Lender, unless and until: (a) Borrower has duly executed and delivered to Lender this Agreement, together with a copy of resolution of its board of directors approving the terms and execution and delivery of this Agreement; (b) Lender has duly executed and delivered to Borrower this Agreement; and (c) Borrower has issued to Lender warrants to purchase 5,995,453 shares of common stock of Borrower, substantially in the form attached hereto as Exhibit A (the “Forbearance Warrant”).

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  4.          Forbearance Period.

(a)          Lender’s agreement to forbear from exercising any rights or remedies against Borrower with respect to collection of the September 2015 Interest Payment in accordance with this Agreement shall commence as of the date on which Borrower has complied with all of the preconditions to forbearance set forth in Section 3 of this Agreement and shall continue until the earlier of (a) 5:00 PM Eastern Time, March 31, 2017 or (b) the occurrence of an Event of Default under the Credit Agreement (the “Forbearance Period”). During the Forbearance Period, Lender agrees to continue to forbear from exercising any right or remedy against Borrower with respect to collection of the September 2015 Interest Payment only. Lender’s agreement contained herein shall not nullify, extinguish, satisfy, release, discharge or otherwise affect Borrower’s obligations to Lender, or constitute a waiver of any Event of Default. Borrower acknowledges and agrees that there is no promise, express or implied, on the part of Lender to forebear beyond the expiration or termination of the Forbearance Period provided herein, and Borrower further agrees that if any of the terms or conditions of this Agreement are not satisfied within the sole discretion of Lender or any further Event of Default (other than failure to timely make the September 2015 Interest Payment) occurs, Lender’s agreement to forbear shall, at the election of Lender, immediately terminate and Lender shall have all of its rights and remedies. Borrower further acknowledges and agrees that if Lender elects not to terminate its agreement to forbear upon the occurrence of Event of Default, such election shall not constitute a “course of dealing” or be deemed to be a waiver of any rights of Lender to take action in respect of any further Event of Default. Nothing herein shall be construed as an agreement by Lender to forbear from asserting any affirmative defense, cross claim, counterclaim or third party claim in any action or proceeding that is currently pending or may hereafter be commenced. Further, nothing herein shall be construed as an agreement by Lender to forbear from taking any action it deems necessary to protect its security interests and lien in, to and on the Collateral. Upon expiration or termination of the Forbearance Period Lender shall be free to exercise any right or remedy to which Lender heretofore or hereafter shall be entitled without regard to this Agreement.

(b)          During the Forbearance Period, interest shall continue to accrue on the Obligations as set forth in the Credit Agreement and Notes, provided that interest shall accrue on the September 2015 Interest Payment at a rate equal to 14% per annum.

          5.          Representations and Warranties.

(a)          Borrower represents and warrants to Lender for itself as follows:

(1)          Except as set forth on Schedule 5(a)(1) attached hereto, there are no unsatisfied judgments against Borrower as of the Execution Date.

(2)          Borrower owns the Collateral. There are no outstanding liens or encumbrances upon the Collateral other than that of Lender and any permitted exceptions under the terms of the Loan Documents, or as otherwise consented to in writing by Lender.

(3)          Borrower has not assigned, pledged, mortgaged or otherwise encumbered or granted a security interest in and to the Collateral and/or any part thereof and/or interest therein, other than any permitted exceptions under the terms of the Loan Documents or as otherwise consented to in writing by Lender.

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(4)          Borrower has the full power, authority and legal right to execute, deliver and comply with this Agreement, and this Agreement constitutes the valid and legally binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

(5)          Borrower’s execution and delivery of and compliance with this Agreement and Borrower’s failure to pay when due the September 30, 2015 Interest Payment will not conflict with or result in a breach of any applicable law, judgment, order, writ, injunction, decree, rule or regulation of any court, administrative agency or other governmental authority, or of any provision of any agreement or other document or instrument to which Borrower is a party or by which Borrower is bound, and such action will not result in the creation or imposition of any lien, charge or encumbrance upon any property of Borrower in favor of anyone other than Lender.

(6)          Borrower is not relying upon any statements, understandings, valuations, representations, expectations, inducements or agreements other than those expressly set forth in this Agreement.

(7)          No default or event of default has occurred and is ongoing under any agreement or other document or instrument to which Borrower is a party as of the date hereof.

(b)          Lender represents and warrants to Borrower for itself that Lender has the full power, authority and legal right to execute, deliver and comply with this Agreement, and this Agreement constitutes the valid and legally binding obligation of Lender, enforceable against Lender in accordance with its terms.

          6.         Consent. Lender hereby consents to the issuance of the Forbearance Warrant, notwithstanding any prohibition on the issuance of equity interests of Borrower contained in the Loan Documents.

          7.         Release. Borrower forever releases and discharges Lender and its affiliates, officers, directors, shareholders, agents, representatives, attorneys and employees (collectively, the “Released Parties”), and each of them, past and present, from any and all actions, obligations, costs, damages, losses, claims, liabilities and demands of whatever kind and nature which Borrower has had, now has or hereafter may have, arising from or by reason of or in any way connected with any transaction, matter, event or circumstances which occurred or existed prior to the date hereof. It is understood and agreed that this release is not to be construed as an admission of liability on the part of Lender or the Released Parties.

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          8.          Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

If to the Company:	Electronic Cigarettes International Group, Ltd. 1707 Cole Blvd., Suite 350 Golden, Colorado 80401 Attention: Philip Anderson Facsimile No.: (212) 599-4289 Email: Phil.Anderson@ecigcorporate.com

With a copy to:	Pryor Cashman LLP 7 Times Square New York, New York 10036 Facsimile No.: (212) 798-6319 Attention: M. Ali Panjwani, Esq. Email: ali.panjwani@pryorcashman.com

If to the Calm Waters:	Calm Waters Partnership 115 S. 84th St. Milwaukee, Wisconsin 53214 Attention: Susan Hollister Facsimile No.: (414) 453-9174 Email: shollister@baraboogrowth.com

With a copy to:	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202 Attention: Dennis F. Connolly, Esq. Facsimile No.: (414) 273-5198 Email: dconnoll@gklaw.com

All notices and other communications given to any party hereto, in accordance with the provisions of this Agreement, shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service, or sent by fax or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 8, or in accordance with the latest unrevoked direction from such party given in accordance with this Section 8. As agreed to among Borrower and Lender from time to time, notices and other communications may also be delivered by email to the email address of a representative of the applicable Person provided from time to time by such Person.

9.          CONSENT TO JURISDICTION. BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO BORROWER, AT THE ADDRESS SET FORTH IN SECTION 8 ABOVE AND SERVICE SO MADE SHALL BE COMPLETE ON THE DATE FIVE (5) BUSINESS DAYS AFTER SO DISPATCHED.

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10.          WAIVER OF JURY TRIAL. BORROWER WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT OR THE LOAN DOCUMENTS, OR ANY ACTION OR PROCEEDING IN ANY WAY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, OR MIXED, AND AGREES THAT ANY SUCH ACTION SHALL BE TRIED BEFORE A COURT AND NOT A BEFORE A JURY.

11.          APPLICABLE LAW. THIS AGREEMENT AND THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

12.          Severability/Entire Agreement/Construction. The invalidity, illegality or unenforceability of any provision of this Agreement shall not affect or impair the validity, legality or enforceability of the remainder of this Agreement, and to this end, the provisions of this Agreement are declared to be severable. This Agreement and the Loan Documents are complete integrated documents, set forth all of the terms, conditions and agreements between the Parties hereto and supersede any and all prior and contemporaneous terms, conditions and agreements between the Parties hereto. There are no other agreements, promises, representations or warranties made or given in connection with any of the foregoing or concerning the subject matter hereof that are not contained herein or in the Loan Documents. The Parties agree and stipulate that this Agreement shall not be construed against any Party as the drafter thereof, that all provisions of this Agreement have been negotiated by the Parties at arms’ length, and that no Party shall be deemed the scrivener of this Agreement. The Parties agree and direct that the rule of contract construction providing that ambiguous contract terms should be interpreted against the drafting party shall neither apply nor be applied to this Agreement.

13.          Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective representatives, successors and assigns.

       14.          Further Assurances. Borrower shall execute and deliver to Lender any and all documents and instruments as may reasonably be required to implement the understandings and agreements herein contemplated.

       15.          Amendments and Waivers. The delay by any Party hereto to exercise promptly any right or remedy, to declare any default or to take any other action permitted or required hereunder shall not be construed as a waiver, course of dealing, or estoppel by or against such Party. The provisions of this Agreement may be modified, waived or amended only by a written agreement entered into by the Parties hereto. No waiver, modification or amendment shall extend to or affect any obligation not expressly waived, modified or amended, or impair any right of Lender related to such obligation.

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16.          Survival. Any and all representations, warranties, covenants, promises and understandings of any kind or nature whatsoever contained herein or in the Loan Documents shall survive the execution and delivery hereof until all amounts due under the terms of this Agreement and/or the Loan Documents (as the case may be) are indefeasibly repaid in full in cash to Lender.

17.          Multiple Counterparts And E-Mail/Facsimile Signatures. This Agreement may be signed in multiple counterparts, and when each Party has signed a counterpart hereof, each such counterpart shall be a binding and enforceable agreement as an original. In addition, this Agreement may be executed by e-mail or facsimile, and such e-mail or facsimile signatures will be deemed to be as valid as an original signature whether or not confirmed by delivering the original signatures in person, by courier or by mail.

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Exhibit 10.2

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the Execution Date.

CALM WATERS PARTNERSHIP

By:	/s/ Richard S. Strong
Name: Richard S. Strong Title: Managing Partner

ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD.

By:	/s/ Philip Anderson
Name: Philip Anderson Title: Chief Financial Officer